Exhibit 99.1

Execution Version

December 9, 2024

MP Materials Corp.

1700 S. Pavilion Center Drive, Suite 800

Las Vegas, NV 89135

Attention: Elliot D. Hoops, General Counsel and Secretary

Re:	Exchange for MP Materials Corp. 3.00% Convertible Senior Notes due 2030

Ladies and Gentlemen:

The undersigned (the “Investor”), for itself and on behalf of the accounts (if any) listed on Exhibit A hereto for whom the Investor has been duly authorized to enter into the Exchange (as defined below) (each, including the Investor if it is listed on Exhibit A, an “Exchanging Holder”), hereby agrees to exchange certain 0.25% Convertible Senior Notes due 2026 (CUSIP: 553368 AA9 and ISIN: US553368AA93) (the “Old Notes”) of MP Materials Corp., a Delaware corporation (the “Company”), for an amount of the Company’s 3.00% Convertible Senior Notes due 2030 (the “New Notes”, which will be part of the same series as the Company’s existing 3.00% Convertible Senior Notes due 2030) determined as set forth herein (the “Exchange”), pursuant and subject to the terms and conditions set forth in this agreement (the “Exchange Agreement” or this “Agreement”). The Exchanging Holders (including the Investor, as applicable) are referred to collectively as the “Purchasers,” and each Purchaser (other than the Investor) is referred to herein as an “Account.”

The New Notes will be convertible into cash, shares (“Underlying Shares”) of common stock of the Company, par value $0.0001 per share (“Stock”), or a combination of cash and Underlying Shares, at the Company’s election, in accordance with the terms of the Indenture (as defined below).

The Investor and each Account understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is only being made to investors who are institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act that are also “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act.

The Exchange is being made pursuant to that certain indenture relating to the New Notes, dated as of March 7, 2024 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (the “New Notes Trustee”), and the Pricing Term Sheet, dated as of the date hereof (the “Pricing Term Sheet” and, together with the Indenture, the “Transaction Documents”).

1.

The Exchange. If the Investor and/or any other Exchanging Holders are participating in the Exchange, subject to the terms and conditions of this Exchange Agreement, the Investor and the other Exchanging Holders hereby deliver, assign and transfer to the Company all right, title and interest in the aggregate principal amount of Old Notes set forth in column 2 of Exhibit A hereto (such principal amount of Old Notes, the “Exchanged Old Notes”) in exchange for:

New Notes having an aggregate principal amount, for each Exchanging Holder, as set forth in Exhibit A (such aggregate principal amount of New Notes, the “Exchanged New Notes”), and the Company agrees to issue such Exchanged New Notes to the Exchanging Holders in exchange for such Exchanged Old Notes. Exchanged New Notes will be issued in denominations of $1,000 principal amount and integral multiples of $1,000 in excess thereof, and the Company will not make any separate cash payment in respect of rounded amounts or interest, if any, accrued and unpaid to the Closing Date (as defined below) for the Exchanged Old Notes. Such amounts will be deemed to be paid in full rather than cancelled, extinguished or forfeited upon exchange of the Exchanged Old Notes for the Exchanged New Notes. Subject to the terms and conditions of this Exchange Agreement, the Investor, on behalf of itself and each Exchanging Holder, hereby (a) waives any and all other rights with respect to such Exchanged Old Notes, and (b) releases and discharges the Company from any and all claims the Investor and each Exchanging Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes.

2.

The Closing. The closing of the Exchange (the “Closing”) shall take place electronically at 10:00 AM, New York City time, on December 16, 2024, or at such other time and place as the Company may designate by notice to the Investor (the “Closing Date”); provided that the Closing Date cannot be later than December 17, 2024 without the prior written consent of the Investor.

3.	Closing Mechanics.

a.	The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes.

b.

At or prior to the times set forth in the Exchange Procedures set forth in Exhibit B hereto (the “Exchange Procedures”), the Investor, on behalf of itself and/or any other Account, shall deliver and/or cause the Exchanging Holders to deliver the Exchanged Old Notes, by book entry transfer through the facilities of DTC, to U.S. Bank Trust Company, National Association, in its capacity as trustee of the Old Notes (in such capacity, the “Old Notes Trustee”), for the account/benefit of the Company for cancellation as instructed in the Exchange Procedures.

c.

On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 6, and the prior receipt by the Old Notes Trustee from each Exchanging Holder of the Exchanged Old Notes, the Company shall execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor or the relevant Account in Exhibit C hereto, the Exchanged New Notes.

All questions as to the form of all documents and the validity and acceptance of the Old Notes and the New Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

4.	Representations and Warranties of the Company. The Company represents and warrants to the Investor (and each Account, as applicable) that:

a.	Organization. The Company is duly organized and is validly existing under the laws of the State of Delaware.

b.	Due Authorization. This Exchange Agreement has been duly authorized, executed and delivered by the Company.

c.

New Notes. The New Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the New Notes by the New Notes Trustee, upon delivery to the Investors in accordance with the terms of the Exchange will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”). The maximum number of Underlying Shares initially issuable upon conversion of the New Notes (assuming settlement solely in shares of Stock and taking into account the maximum make-whole adjustment under the Indenture) have been duly and validly authorized and reserved for issuance by the Company and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes, will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Shares will not be subject to any preemptive, participation, rights of first refusal or similar rights. At the Closing, the Underlying Shares shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuances.

d.

Indenture. The Company has all requisite corporate power and authority to perform its obligations under the Indenture. The Indenture has been duly authorized, executed and delivered by the Company. Assuming due authorization, execution and delivery by the New Notes Trustee thereto, the Indenture constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

e.

Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other investor executing an Exchange Agreement, (1) the issuance of the Exchanged New Notes in connection with the Exchange pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

f.

New Class. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

g.

No Conflicts. The issuance of the New Notes pursuant to the Exchange Agreements, the execution, delivery and performance, as applicable, by the Company of its obligations under the New Notes, the Indenture, and each Exchange Agreement, and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or a material adverse effect on the performance by the Company of its obligations under any Exchange Agreement, that certain indenture relating to the Old Notes, dated as of March 26, 2021, between the Company and the Old Notes Trustee, the Indenture or the New Notes or the consummation of any of the transactions contemplated hereby or thereby.

h.	Exchange. The Company acknowledges that the terms of the Exchange have been mutually negotiated between the parties.

5.	Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company, on behalf of itself and each Account, as applicable, that:

a.

The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

b.

The Investor has all requisite corporate, limited partnership, limited liability company or other applicable entity power and authority to deliver, assign and transfer the Exchanged Old Notes in exchange for the Exchanged New Notes pursuant to this Agreement and to enter into this Exchange Agreement and perform all obligations required to be performed by the Investor hereunder. This Agreement, when executed and delivered, has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor and each Exchanging Holder, enforceable in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity. If the Investor is executing this Exchange Agreement on behalf of an Account, (i) the Investor has all requisite discretionary and contractual authority to enter into this Exchange Agreement on behalf of, and, bind, each Account to the terms of this Agreement and (ii) Exhibit A hereto is a true, correct and complete list of (A) the name of each Exchanging Holder, and (B) the principal amount of each Exchanging Holder’s Exchanged Old Notes.

c.

Each Exchanging Holder is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies.

d.

Participation in the Exchange will not contravene (1) any law, rule, regulation or governmental or judicial decrees, injunctions or orders binding on the Investor or any Account or any investment guideline or restriction applicable to the Investor (or, if applicable, any Account), (2) the charter or bylaws (or equivalent organizational documents) of the Investor (or, if applicable, any Account) or (3) any agreement or instrument to which the Investor or any Account is a party or by which the Investor or any Account or any of their respective assets are bound.

e.

The Investor (or applicable Account) is a resident of the jurisdiction set forth in Exhibit C and, unless otherwise set out in Exhibit A hereto, is not acquiring the Exchanged New Notes as a nominee or agent or otherwise for any other person.

f.

The Investor and each Account will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or such Account acquires pursuant to the Exchange or sells New Notes and will obtain any consent, approval or permission required for such acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor or such Account is subject or in which the Investor or such Account makes such acquisitions or sales, and the Company shall not have any responsibility therefor.

g.

The Investor and each Account has received a copy of the Transaction Documents. The Investor acknowledges that: (1) no person has been authorized to give any information or to make any representation concerning the Exchange or the Company or any of its subsidiaries, other than as contained in this Agreement or the Transaction Documents or in the information given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its subsidiaries and the terms of the Exchange; and (2) the Company and its subsidiaries do not take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that J. Wood Capital Advisors LLC (the “Placement Agent”) does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Transaction Documents or any such other information provided or deemed provided to the Investor by the Company.

h.

The Investor and each Account understands and accepts that acquiring the New Notes in the Exchange involves risks. The Investor and each Account has such knowledge, skill and experience in business, financial and investment matters that the Investor and each Account is capable of evaluating the merits and risks of the Exchange and an investment in the New Notes. With the assistance of its own professional advisors (to the extent the Investor and each Account has deemed appropriate), the Investor and each Account has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Notes and the consequences of the Exchange and this Agreement. The Investor and each Account has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor is and each Account able to bear the risks associated with an investment in the New Notes. The Investor and each Account understands that it should consult with its own tax advisors, and the Investor and each Account is not relying on the Company, any subsidiary or the Placement Agent for tax or legal advice, in order to determine the U.S. federal, state and local tax consequences of the Exchange (if participating in the Exchange) as well as the ownership and disposition of the New Notes, in light of the Investor’s and each Account’s particular circumstances.

i.

The Investor confirms that neither it nor any Account is relying on any communication (written or oral) of the Company or the Placement Agent or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Exchange and receive the New Notes pursuant to the terms hereof. It is understood that information provided in the Transaction Documents, or by the Company or the Placement Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Exchange, and that none of the Company, the Placement Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor or any Account in deciding whether to participate in the Exchange.

j.

The Investor confirms, for itself and for each Account, that neither the Company nor the Placement Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes; or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, neither the Investor nor any Account is relying on the advice or recommendations of the Company or the Placement Agent, and the Investor and each Account has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor or such Account.

k.

The Investor and each Account is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the New Notes. The Investor and each Account is familiar with the business and financial condition and operations of the Company and its subsidiaries and has conducted its own investigation of the Company and its subsidiaries and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor and each Account has had access to the Company filings with the Securities and Exchange Commission and such other information concerning the Company and its subsidiaries and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor and each Account has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor or such Account deems necessary to enable it to make an informed investment decision concerning the Exchange and the New Notes.

l.

The Investor and each Account understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Notes or made any finding or determination concerning the fairness or advisability of such investment.

m.

The Investor and each Account is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as well as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor, for itself and on behalf of each Account, agrees to furnish any additional information reasonably requested by the Company or any of their affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

n.

The Investor and each Account is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

o.

The Investor and each Account is acquiring the New Notes solely for the Investor’s or such Account’s own beneficial account, or for an account with respect to which the Investor or such Account exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes. The Investor and each Account understands that the offer and sale of the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor or each Account and the accuracy of the other representations made by the Investor and each Account in this Agreement.

p.

The Investor and each Account understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Investor’s and such Account’s participation in the Exchange meets the requirements for the exemptions referenced in clause (o) above. In addition, the Investor and each Account acknowledges and agrees that any hedging transactions engaged in by the Investor or such Account after such Investor or Account was wall crossed and prior to the Closing in connection with the issuance and sale of the New Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder.

q.

The Investor and each Account acknowledges that neither the New Notes nor the Underlying Shares have been registered under the Securities Act. As a result, the New Notes, and if converted to Underlying Shares, the Underlying Shares, may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as described in the Indenture (including, but not limited to, Section 2 thereof), and the Investor, for itself and on behalf of each Account, hereby agrees that neither it nor any Account will sell the New Notes nor the Underlying Shares other than in compliance with such transfer restrictions. Further, the Investor and each Account acknowledges that the New Notes and if converted to the Underlying Shares, the Underlying Shares will carry a restrictive legend and will be designated with a restricted CUSIP number until such time as the restrictive legend can be removed.

r.

The Investor and each Account acknowledges that the terms of the Exchange have been mutually negotiated between the Investor (for itself and on behalf of each Account), and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange on behalf of itself and each Account.

s.

The Investor and each Account acknowledges (i) the Company intends to pay an advisory fee to the Placement Agent and (ii) the Placement Agent intends to purchase shares of Stock concurrently with the Exchange.

t.

The Investor will, for itself and on behalf of each Account, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, the Old Notes Trustee or the New Notes Trustee to complete the Exchange.

u.

The Investor and each Account understands that, unless the Investor notifies the Company in writing to the contrary prior to the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

v.	The participation in the Exchange by any Exchanging Holder was not conditioned by the Company on such Exchanging Holder’s exchange of a minimum principal amount of Exchanged Old Notes.

w.

The Investor acknowledges that it and each Account had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Investor or any Account to respond to the opportunity to participate in the Exchange. The Investor acknowledges that neither it nor any Account did become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

x.

The Investor and each Exchanging Holder understands that no federal, state, local or foreign agency has passed upon the merits or risks of the Exchange or made any finding or determination concerning the fairness or advisability of the Exchange.

y.

The operations of the Investor and each Account have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its (or, where applicable, any Account’s) beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

z.	With respect to the Exchanging Holders, either:

i.	each Exchanging Holder is a “United States Person” (as defined in Section 7701(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”)); or

ii.	in the case of any Exchanging Holder that is not a “United States person” (as defined in Section 7701(a) of the Code):

1.

The Old Notes being exchanged by the Exchanging Holder pursuant to this Agreement are eligible for the exception from withholding under Section 1445 of the Code pursuant to U.S. Treasury Regulations Section 1.1445-2(c)(2).

2.

At no point has the Exchanging Holder, collectively with any person related to the Exchanging Holder (within the meaning of U.S. Treasury Regulations Section 1.897-1(i) or Section 1.897-9T(b)) owned Old Notes with an aggregate principal amount in excess of $96,887,734.82.

6.

Conditions to Obligations of the Investor and the Company. The obligations of the Investor to deliver, or to cause the Accounts to deliver, the Exchanged Old Notes and of the Company to deliver the New Notes are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company on the one hand, and of the Investor on the other contained in Sections 4 and 5, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing.

7.

Covenant and Acknowledgment of the Company. The Company hereby agrees to publicly disclose the Exchange as contemplated by this Exchange Agreement through the filing of a Current Report on Form 8-K. The Company hereby acknowledges and agrees that as of the time such Current Report on Form 8-K is filed, the Company will disclose all confidential information to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or that was otherwise communicated by the Company to the Investor or any Account in connection with the Exchange. For the avoidance of doubt, the Company may be aware of material non-public information regarding the Company at the time of Closing that has not been communicated to the Investor or any Account.

8.

Covenant of the Investor. No later than one (1) business day after the date hereof, the Investor agrees to deliver settlement instructions for each Purchaser to the Company substantially in the form of Exhibit C hereto.

9.

Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10.

Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party.

11.	Taxation.

a.

The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Code), such Exchanging Holder, as applicable (or Account(s) of such Exchanging Holder, if applicable), shall deliver to the Company (or its designated agent), at least one (1) business day prior to Closing, an accurately completed and duly executed IRS Form W-9 (or any successor form) certifying that such Exchanging Holder is exempt from backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code), such Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable), shall deliver to the Company (or its designated agent), at least one (1) business day prior to Closing, either (A) in the case of such an Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable), which is the beneficial owner of the Exchanged New Notes, an accurately completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable (or any successor form), establishing an exemption from withholding under Sections 1471 to 1474 of the Code and either (x) properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States or (y) together with a Form of Tax Certificate, substantially in the form of Exhibit C-1 or (B) in the case of such Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable), which is not the beneficial owner of the Exchanged New Notes, (x) an accurately completed and duly executed IRS Form W-8IMY (or any successor form) accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-9 (or any successor form), or (b) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form), establishing an exemption from withholding under Sections 1471 to 1474 of the Code and properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States (or else such partner/member shall have provided a Form of Tax Certificate, substantially in the form of Exhibit C-2 (or, if such partner/member is not the beneficial owner of the Exchanged New Notes, an IRS Form W-8IMY (or any successor form) together with the foregoing from each of its partners/members)). To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of an Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable), to comply with the obligations set forth in this Section 11), such amounts shall be treated for all purposes of this Agreement as having been paid to the Exchanging Holder (or Account(s) of such Exchanging Holder, if applicable), to whom such amounts otherwise would have been paid. Any forms, certificates and other documents required to be delivered to the Company pursuant to this Section 11 shall be delivered in accordance with Section 19; provided that such communication shall be made via electronic mail.

b.

For U.S. federal income tax purposes, the Company intends to treat any exchange of Old Notes for New Notes pursuant to this Agreement as a “recapitalization” described in section 368(a)(1)(E) of the Code.

12.

Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR (FOR ITSELF AND, IF APPLICABLE, ON BEHALF OF EACH ACCOUNT) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT.

13.

Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

14.

Submission to Jurisdiction. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15.

Venue. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 14. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

16.

Service of Process. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably consents to service of process in the manner provided for notices in Section 19. Nothing in this Exchange Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

17.

Section and Other Headings. The section and other headings contained in this Exchange Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange Agreement.

18.

Counterparts. This Agreement may be executed, either manually or by way of a digital signature provided by DocuSign (or similar digital signature provider), by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange Agreement (whether executed manually or by way of a digital signature as described herein this Section 18) by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

19.

Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor or any Account, the address provided in Exhibit C (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	MP Materials Corp. 1700 S. Pavilion Center Drive, Suite 800 Las Vegas, Nevada 89135 Attention: General Counsel Email: ehoops@mpmaterials.com

20.

Binding Effect. The provisions of this Exchange Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

21.

Notification of Changes. The Investor (for itself and, if applicable, on behalf of each Account) hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor (and/or such Account) contained in this Agreement to be false or incorrect in any material respect.

22.

Reliance by Placement Agent. The Placement Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent shall be a third party beneficiary to this Exchange Agreement to the extent provided in this Section 22.

23.

Severability. If any term or provision (in whole or in part) of this Exchange Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Investor (for itself and, if applicable, on behalf of each Account) has executed this Exchange Agreement as of the date first written above.

Legal Name of Executing Investor:

By
Name:
Title:
Legal Name:

[Signature Page to Exchange Agreement]

ACCEPTED AND AGREED:

MP Materials Corp.

By
Name:
Title:

[Signature Page to Exchange Agreement]

EXHIBIT A TO THE EXCHANGE AGREEMENT

Name of Exchanging Holder (i.e., Beneficial Owner)	Aggregate Principal Amount of Exchanged Old Notes	Aggregate Principal Amount of Exchanged New Notes
	$	$

Total:	$	$

EXHIBIT B TO THE EXCHANGE AGREEMENT

NOTICE OF EXCHANGE PROCEDURES

Attached are Exchange Procedures for the settlement of the exchange for MP Materials Corp. (the “Company”) 3.00% Convertible Senior Notes due 2030 (the “New Notes”) pursuant to the Exchange Agreement, dated as of December 9, 2024, between you and the Company which is expected to occur on or about December 16, 2024. To ensure timely settlement, please follow the instructions for exchanging your MP Materials Corp. 0.25% Convertible Senior Notes due 2026 (the “Old Notes”) as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the New Notes.

If you have any questions, please contact Ranga Kanthadai at +1 (862) 703-8126 or

ranga.kanthadai@jwoodcapital.com.

Thank you.

Delivery of Old Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post on December 16, 2024, no later than 9:00 a.m., New York City time, one-sided withdrawal instructions through DTC via DWAC, the aggregate principal amount1 of Exchanged Old Notes (CUSIP 553368 AA9 /ISIN: US553368AA93) set forth in column 2 of Exhibit A (“Aggregate Principal Amount of Exchanged Old Notes”) of the Exchange Agreement.

It is important that this instruction be submitted and the DWAC posted on December 16, 2024, no later than 9:00 a.m., New York City time.

To receive New Notes

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept on December 16, 2024, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount2 of Exchanged New Notes (CUSIP/ISIN #: 553368 AC5 / US553368AC59) set forth in column 3 of Exhibit A (“Aggregate Principal Amount of Exchanged New Notes”) of the Exchange Agreement.

It is important that this instruction be submitted and the DWAC posted on December 16, 2024, no later than 9:00 a.m., New York City time. You must complete BOTH steps described above in order to complete the exchange of Old Notes for New Notes.

Settlement

On December 16, 2024, after the Company receives your Old Notes and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Exchange Agreement, the Company will deliver your New Notes in accordance with the delivery instructions set forth above.

[1]	Note that the DWAC instruction should specify the principal amount, not the number, of Exchanged Old Notes.
[2]	Note that the DWAC instruction should specify the principal amount, not the number, of New Notes.

EXHIBIT C TO THE EXCHANGE AGREEMENT

Purchaser Settlement Details

These settlement instructions are to be delivered to the Company for each Purchaser no later than one (1) business day after the date of the Exchange Agreement.

Name of Purchaser:

Purchaser Address:

Telephone:

Email Address:

Country of Residence:

Taxpayer Identification Number:

Exchanged Old Notes

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Exchanged New Notes (if different from Exchanged Old Notes)

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

EXHIBIT C-1 TO THE EXCHANGE AGREEMENT

FORM OF TAX CERTIFICATE

(For Non-U.S. Holders that are not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Exchange Agreement, dated as of December 9, 2024, by and among [______________________] and MP Materials Corp., a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 11 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the Exchanged Old Notes in respect of which it is providing this certificate and has furnished the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable.

2. The Non-U.S. Holder is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

(a) the Non-U.S. Holder is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) the Non-U.S. Holder has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3. The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4. The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5. The Non-U.S. Holder’s office address is [     ].

6. The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:
Name:
Title:

Date: ____________________, ________

EXHIBIT C-2 TO THE EXCHANGE AGREEMENT

FORM OF TAX CERTIFICATE

(For Non-U.S. Holders that are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Exchange Agreement, dated as of December 9, 2024, by and among [______________________] and MP Materials Corp., a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 11 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record owner of the Exchanged Old Notes in respect of which it is providing this certificate and has furnished the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.

2. Neither the Non-U.S. Holder nor any of its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

(a) neither the Non-U.S. Holder nor any of its direct or indirect partners/members are subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) neither the Non-U.S. Holder nor any of its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3. None of its direct or indirect partners/members is a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4. None of its direct or indirect partners/members is a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5. The Non-U.S. Holder’s office address is [     ].

6. The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:
Name:
Title:

Date: ____________________, ________